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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 15, 2003

                          HOMETOWN AUTO RETAILERS, INC.
             (Exact name of Registrant as specified in its charter)

          Delaware                   000-24669               06-1501703
(State or other jurisdiction        (Commission     (IRS Employer Identification
      of incorporation)             File Number)                 No.)

                              774 Straits Turnpike
                               Watertown, CT 06795
               (Address Of Principal Executive Office) (Zip Code)

        Registrant's telephone number, including area code (860) 945-6900

                                       N/A
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits

      (a)   Exhibits.

           Number                   Description
           ------                   -----------

            99.1                    Press Release dated May 15, 2003.

Item 9. Regulation FD Disclosure

      On May 15, 2003, Hometown issued a press release announcing its first quarter 2003 results. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           Hometown Auto Retailers, Inc.


                                           By:   /s/ Charles F. Schwartz
                                             -----------------------------------
                                           Name: Charles F. Schwartz
                                           Title: Chief Financial Officer

Dated: May 15, 2003